Exhibit 10.35

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED JUNE 30, 2012

OF

COMMUNICATIONS INFRASTRUCTURE GROUP, LLC
(a Delaware limited liability company)

THIS AMENDMENT NO. 1, Dated December 31, 2012 (this “Amendment No. 1”), to the Amended and Restated Limited Liability Company Operating Agreement of Communications Infrastructure Group, LLC Dated June 30, 2012, is hereby made by and among:

COMPARTMENT IT2, LP, a Georgia Limited Partnership (“Compartment IT2”), by action of IAM US, LLC, a Delaware limited liability company, its General Partner (the “General Partner”);

COMPARTMENT IT5, LP, a Georgia Limited Partnership (“Compartment IT5”), by action of the General Partner;

COMPARTMENT IT9, LP, a Georgia Limited Partnership (“Compartment IT9”), by action of the General Partner;

CIG TOWERS, LLC, a Delaware limited liability Company (“CIGT”), by action of its Manager, CIG Solutions, LLC, a Delaware limited liability Company;

CIG SOLUTIONS, LLC, a Delaware limited liability company (the “Manager”); and

COMMUNICATIONS INFRASTRUCTURE GROUP, LLC, a Delaware limited liability company (the “Company”), by action of the Manager;

CIG WIRELESS CORP., a Nevada corporation (the “Parent”).

Capitalized terms not defined herein shall have the meanings ascribed to them in the Amended and Restated Limited Liability Company Operating Agreement, dated June 30, 2012 (the “Operating Agreement”).

RECITALS:

WHEREAS, the Parent, the Manager, Compartment IT2, Compartment IT5, Compartment IT9 and CIGT (collectively, the “Parties”) previously entered into the Operating Agreement.

WHEREAS, the Parties desire to terminate the full cost accounting applicable to the Class A Interests owned by Compartment IT2, Compartment IT5, Compartment IT9 (collectively, the “Compartments”) and correspondingly definitively state the respective conversion value of the Class A Interests owned by each of the Compartments, as to which such conversion value shall not be subject to any future adjustments for Profits, Losses, charges, deductions, offsets, fees, costs, expenses or disbursements of any nature of kind at any time for any reason;

WHEREAS, The Parties desire to establish a maximum conversion price of $3.00 per share of Parent Common Stock, with increase of the maximum conversion price per share after listing of the Parent Common Stock on a “national securities exchange” as such term is defined under Section 6 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (an “Exchange”) by $0.50 per share every 30 day period up to a maximum conversion price of $5.50 per share of Parent Common Stock; and the decrease of the 25% conversion discount to Trading Value in five equal increments of 5% commencing 30 days after listing of the Parent Common Stock on the Exchange, until the conversion discount to Trading Value is reduced to 0% 150 days after listing on the Exchange;

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Amendment No. 1
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

WHEREAS, The Parties desire to provide for continuation of access to Company records and reports for the Compartments with respect to all matters pertaining to the Class A Interests;

WHEREAS, Each of the Parties have hereby determined that it is in their respective best interest to amend the Operating Agreement pursuant to the authority granted by Section 12.1 of the Operating Agreement;

NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the following provisions of the Operating Agreement are amended as follows:

1.	Paragraph (a) of Section 10.4 of the Operating Agreement is hereby deleted in its entirety and replaced in its entirety as follows:

(a)          The Class A Interests shall be convertible into shares of the Parent’s common stock, par value $0.0001 per share (the “Common Stock”) within ten (10) Business Days’ following receipt of written notice by the Class A Member delivered to the Manager requesting such conversion (the “Conversion Date”);

(i)       The Class A Interests will convert into such number of shares of Common Stock equal to: (x) the respective Class A conversion value set forth in clause 10.4(a)(ii) below (the “Conversion Value”); divided by (y) a conversion price per share calculated by reference to the dollar value which is equal to twenty five percent (25%) less than the prior Trading Value of twenty (20) trading days’ volume weighted average price of the Common Stock (the “Initial Conversion Price), provided, however, the Initial Conversion Price shall as of the date of this Amendment be not less than two dollars ($2.00) per share nor more than three dollars ($3.00) per share of Parent Common Stock, provided, further, however, that the Initial Conversion Price shall increase by fifty cents ($0.50) per share of Parent Common Stock every thirty (30) days after listing of the Parent Common Stock on an Exchange up to a maximum Initial Conversion Price of five dollars and fifty cents ($5.50) per share, and the Initial Conversion Price shall be subject to decrease of the 25% conversion discount to Trading Value in five equal increments of 5% commencing 30 days after listing on the Exchange, until the conversion discount to Trading Value is reduced to 0% 150 days after listing on the Exchange.

(ii)	Class A Conversion Values:

Class A-IT2 Interests: Seven Million, Fifty Thousand, Eight Hundred Eleven U.S. Dollars ($7,050,811);

Class A-IT-5 Interests: Three Million, Nine Hundred Fifty Nine Thousand, One Hundred Eighteen U.S. Dollars ($3,959,118);

Class A-IT9 Interests: Three Hundred Thirty Eight Thousand, Seven Hundred Ninety Six U.S. Dollars ($338,796).

(iii)      The Company represents and confirms to the General Partner of each of the Compartments, IAM US, LLC, and its Managing Director, MfAM Mobilfunk Asset Management GmbH, that the Class A Conversion Values set forth above in Section 1(a)(ii) of this Amendment have been calculated correctly and on an arms-length basis.

(iv)      The conversion rights provided herein may be exercised at any time, but only in full and not in part, and therefore immediately following any such conversion, the Class A Member’s Capital Account will be reduced to zero. All such shares of Common Stock as and when issued by the Parent pursuant to conversion hereof, shall be duly authorized, fully paid, validly issued and non-assessable.

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Amendment No. 1
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

2.	The Class A Interests shall not be subject to any charges, deductions, offsets, fees, costs, expenses or disbursements of any nature of kind at any time for any reason on or after the date hereof.

3.	The respective Class A-IT2 Performance Preference, Class A-IT5 Performance Preference and the Class A-IT9 Performance Preference under the Operating Agreement shall be calculated solely by reference to the respective Conversion Value of the Class A Interests and shall not, in the respective aggregate of distributions made pursuant to any and all performance preferences with respect to the Class A Interests, exceed the respective Conversion Value of such Class A Interests. Any and all performance preference distributions made to the Class A Interests shall correspondingly reduce the respective Conversion Value amount available to such Class A Interests.

4.	Any and all general or special distributions to the Class A Interests under the Operating Agreement on or after the date hereof shall be calculated solely by reference to the Conversion Value of the Class A Interests. The amount of any and all such distributions to the Class A Interests shall not, in the respective aggregate of each of the Class A Interests, exceed the respective Conversion Value of the Class A Interests. Without limiting the foregoing, any and all rights and claims of the Class A Interests on or after the date hereof with respect to Class A-IT2 Collateral Sources, Class A-IT5 Collateral Sources or Class A-IT9 Collateral Sources shall not exceed the respective Conversion Value applicable to each of the Class A Interests. Any and all distributions made to the Class A Interests under Section 5.2 of the Operating Agreement shall correspondingly reduce the respective Conversion Value amount available to such Class A Interests.

5.	The Class A Interests shall retain the respective Class A-IT2 Liquidation Preference, Class A-IT5 Liquidation Preference and Class A-IT9 Liquidation Preference, under the Operating Agreement, provided, however, that each such liquidation preference shall not, in the respective aggregate of each of the Class A Interests, exceed the respective Conversion Value of the Class A Interests. Any and all liquidation preference distributions made to the Class A Interests shall correspondingly reduce the respective Conversion Value available to such Class A Interests.

6.	After giving effect to the respective liquidation preferences of the Class A Interests, any and all supplemental or ancillary liquidating distributions of the Class A Interests pursuant to liquidation or dissolution of the Company on or after the date hereof under Article 11 of the Operating Agreement shall be calculated solely by reference to the Conversion Value of the Class A Interests. The amount of any and all such supplemental or ancillary liquidating distributions to the Class A Interests shall not, in the respective aggregate of each of the Class A Interests, exceed the respective Conversion Value of the Class A Interests. Any and all supplemental or ancillary distributions made to the Class A Interests in liquidation or dissolution shall correspondingly reduce the respective Conversion Value applicable to such Class A Interests. Other than with respect to the Conversion Value, the Class A Interests shall possess no rights or have any claims upon the Company or any and all assets of the Company pursuant to any liquidation or any other disposition of assets by the Company.

7.	No adjustments shall be made to Initial Conversion Price on or after the date hereof except as set forth in Section 1 of this Amendment containing the amendment to Section 10.4(a)(ii) of the Operating Agreement, and other than pursuant to the adjustments provided in Section 10.4(b) of the Operating Agreement (each, an “Adjusted Conversion Price”). No adjustments shall be made to the respective Conversion Value of any Class A Interests. The aggregate of any and all distributions made to the holders of Class A Interests for any and all reasons with respect to the Conversion Value shall not exceed the respective amount of the Conversion Value for each such Class A Interest as set forth in set forth in Section 1 of this Amendment containing the amendment to Section 10.4(a)(ii) of the Operating Agreement.

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Amendment No. 1
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

8.	Except with respect to the economic rights and preferences attributable to the Conversion Value, the Class A Interests shall not have any equity participation or liabilities with respect to any Profits or Losses of the Company. As a result of the respective Capital Accounts of the Class A Interests no longer having economic effect with respect to the Conversion Value of the Class A Interests, the Company may, at its sole discretion, discontinue any and all adjustments, allocations and accounting pertaining to such Capital Accounts, except to the extent otherwise required by the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law), and the rules and regulations promulgated thereunder.

9.	The Parent hereby waives the twelve-month market stand-down condition set forth in Section 10.4(d) of the Operating Agreement to the extent such shares of Common Stock are eligible for resale in reliance on Rule 144 promulgated under the Securities Act (“Rule 144”). Except as otherwise required by a registered financial advisor or registered underwriter of the Parent, the Parent undertakes and agrees that if for any reason Rule 144 is not available to the former Class A Interest holder, the Parent shall register with the U.S. Securities Exchange Commission to qualify for public resale by such holder all such shares of Common Stock to the same and full extent that such shares of Common Stock would otherwise be eligible for public resale by an affiliate as such term is defined for purposes of Rule 144.

10.	After giving effect to the foregoing amendments, the following definitions shall be added to Section 1.1 Certain Definitions:

“Adjusted Conversion Price” has the meaning set forth in Section 7 of Amendment No. 1.

“Conversion Value” has the meaning set forth in Section 1 setting forth the amendment to Section 10.4(a)(ii) in Amendment No. 1.

“Initial Conversion Price” has the meaning set forth in Section 1 setting forth the amendment to Section 10.4(a)(i) of Amendment No. 1.

11.	The Parent and CIG hereby acknowledge, agree and undertake to provide each holder of Class A Interests (and former holder of Class A Interests with respect to its ownership of Common Stock thereafter) the information otherwise required or available under the Operating Agreement pertaining to the outstanding periods of issuance of the Class A Interests. Any and all rights of the holder with respect to information of the Parent and its subsidiaries pertaining to periods subsequent to the date hereof shall consist of the same rights to information available to all other shareholders of the Parent under the charter instruments of the Parent and under any and all state and federal laws applicable to the Parent.

12.	As accommodation to the Compartments with respect to conversion of the Class A Interests to Common Stock, the Manager undertakes and agrees to provide the Compartments and their General Partner with certain paralegal support services, which shall include ordinary course maintenance of the corporate minute book, annual state legal-entity registrations, delivery of information (which is within the reasonable scope of access and control of the Manager) to accountants of the Compartments and the General Partner for preparation and filing of tax returns; and routine ministerial and corporate maintenance tasks on behalf of the Compartments and the General Partner (collectively, the “Paralegal Support Services”). The Compartments and the General Partner shall promptly pay and advance, upon request by the Manager, any and all amounts due and payable by the Compartments and/or the General Partner to state registration authorities, corporate agency services and all other third parties for out-of-pocket expenditures of the Manager required in connection with performance of the Paralegal Support Services. The Compartments and the General Partner authorize the Manager to fully and independently determine the manner of performance of the Paralegal Support Services, and the selection and delegation by the Manager at its sole discretion of any other Persons for the purpose of performing all of the Paralegal Support Services, including, without limitation, appointment of third parties by the Manager of professional corporate agents, attorneys and accountants. For purposes of clarity, however, all of the Paralegal Support Services shall be solely administrative in nature and nothing herein shall be construed as an undertaking of provision of legal services, accounting services or tax compliance services by the Manager on behalf of the Compartments or the General Partner.

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Amendment No. 1
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

13.	All terms, conditions and provisions of the Operating Agreement shall remain in full force and effect as therein written, except as modified or amended by this Amendment No. 1, as to which such terms, conditions and provisions of the Operating Agreement are hereby ratified and confirmed in all respects.

14.	This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15.	If any provision of this Amendment No. 1 or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Amendment No. 1 and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

16.	This Amendment No. 1 may be executed in multiple counterparts, each of which shall constitute an original, but all of which together shall constitute but one instrument.

17.	In the event of any conflict or inconsistency between the provisions of this Amendment No. 1 and the provisions of the Operating Agreement, the provisions of this Amendment No. 1 shall govern and control to the extent of such conflict or inconsistency.
18.	Time is of the essence for the performance of the obligations set forth in this Amendment.

[SIGNATURE PAGE FOLLOWS]

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Amendment No. 1
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the date first above set forth.

COMPANY:  COMMUNICATIONS INFRASTRUCTURE GROUP, LLC

By:	CIG SOLUTIONS, LLC
Manager

	By:	/s/ Paul McGinn
Name: Paul McGinn
Title: Chief Executive Officer

MANAGER: CIG SOLUTIONS, LLC

By:	/s/ Paul McGinn
Name: Paul McGinn
Title: Chief Executive Officer

MANAGEMENT MEMBER: CIG TOWERS, LLC

By:	CIG SOLUTIONS, LLC
Manager

	By:	/s/ Paul McGinn
Name: Paul McGinn
Title: Chief Executive Officer

PARENT:	CIG WIRELESS CORP.

By:	/s/ Paul McGinn
Name: Paul McGinn
Title: Chief Executive Officer

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Amendment No. 1
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

CLASS A MEMBERS:

CLASS A-IT2 MEMBER: COMPARTMENT IT2, LP

BY:	IAM US, LLC
General Partner

BY:	MfAM Mobilfunk Asset Management GmbH
Managing Director

BY:	/s/ Stephan Brückl
Name: Stephan Brückl
Title: Managing Director

CLASS A-IT5 MEMBER: COMPARTMENT IT5, LP

BY:	IAM US, LLC
General Partner

BY:	MfAM Mobilfunk Asset Management GmbH
Managing Director

BY:	/s/ Stephan Brückl
Name: Stephan Brückl
Title: Managing Director

CLASS A-IT9 MEMBER: COMPARTMENT IT9, LP

BY:	IAM US, LLC
General Partner

BY:	MfAM Mobilfunk Asset Management GmbH
Managing Director

BY:	/s/ Stephan Brückl
Name: Stephan Brückl
Title: Managing Director

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